UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMC NETWORKS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ADDITIONAL INFORMATION REGARDING

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2021

The following Notice of Change of Location and Format relates to the proxy statement (the “Proxy Statement”) of AMC Networks Inc. (the “Company”), dated April 30, 2021, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, June 16, 2021 at 10:00 a.m. Eastern Daylight Time. This supplement to the Proxy Statement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 25, 2021.

The notice should be read in conjunction with the Proxy Statement. Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

NOTICE OF CHANGE OF LOCATION AND FORMAT

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2021

To the Stockholders of

AMC Networks Inc.

NOTICE IS HEREBY GIVEN that the location and format of the Annual Meeting of Stockholders (the “Annual Meeting”) of AMC Networks Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Wednesday, June 16, 2021 at 10:00 a.m. Eastern Daylight Time. However, the Annual Meeting will now be held in person at the J.P. Morgan Club at the Madison Square Garden Arena, located on Seventh Avenue between West 31st and West 33rd Street, New York, New York 10001. You will not be able to attend the Annual Meeting virtually.

There is no change to the items of business to be addressed at the Annual Meeting, which are described in the proxy materials previously made available to the Company’s stockholders. As described in those proxy materials, the Board of Directors fixed the close of business on April 19, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof (the “Record Date”).

Whether or not you plan to attend the Annual Meeting, the Company urges you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and format and may continue to be used to vote your shares in connection with the Annual Meeting.

How to Attend the Annual Meeting

The Annual Meeting will be held on Wednesday, June 16, 2021 at 10:00 a.m. Eastern Daylight Time in the J.P. Morgan Club at the Madison Square Garden Arena, located on Seventh Avenue between West 31st and West 33rd Street, New York, New York 10001.

An admission ticket is required if you desire to attend the Annual Meeting.

To be admitted to the Annual Meeting, you must have been a stockholder at the close of business on the Record Date or be the legal proxy holder or qualified representative of a stockholder, and bring with you your admission ticket and a valid government-issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification may be denied admission to the Annual Meeting.

To obtain an admission ticket, go to www.proxyvote.com or call (844) 318-0137. You will need to enter your 16-digit control number, which can be found on your Notice of Internet Availability of Proxy Materials, voter instruction form and proxy card. The deadline to obtain an admission ticket is 5:00 p.m. Eastern Daylight Time, on June 9, 2021. For questions about admission to the Annual Meeting, please call (844) 318-0137.

Please note that you will need your ticket to be admitted to the Annual Meeting whether you vote before or at the Annual Meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the Annual Meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter, in addition to your admission ticket and valid government-issued photo identification card.

Registration will begin at 9:00 a.m. Eastern Daylight Time. We encourage you to arrive early to ensure plenty of time to complete the registration process before the Annual Meeting begins. Persons who have not completed registration by the time the Annual Meeting begins will not be permitted to enter the Annual Meeting.

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the Annual Meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Daylight Time, on June 9, 2021 in order to allow enough time for the issuance of an admission ticket to such person.

Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including large handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door as well as the conduct of the Annual Meeting. To ensure the safety of all persons, attendees and bags will be subject to screening, including the use of x-ray screening where available, and may also be subject to additional security inspections. In order to attend the Annual Meeting, you will need to present one of three options for entry: proof of full COVID-19 vaccination at least 14 days prior to the Annual Meeting, a negative antigen COVID-19 test taken within 6 hours of the Annual Meeting, or a negative PCR COVID-19 test taken within 72 hours of the Annual Meeting, in each case with a government-issued photo ID matching the name on your documentation and the name on your admission ticket. Upon arrival, in addition to providing the foregoing documentation, you will complete a health screening that includes a contactless temperature check that must register below 100.4 degrees. Guests that do not provide proof of full vaccination are required to maintain at least a six-foot distance from other attendees and wear a face covering while attending the Annual Meeting. We are following evolving guidance and protocols issued by Centers for Disease Control, New York State and New York City for COVID-19 safety, which may change between the date of this notice and the actual date of the Annual Meeting. Whichever protocols are required on the date of the Annual Meeting will be followed, which may be different than the protocols stated herein.

Requests for admission tickets will be processed in the order received. Please note that seating is limited, and requests for tickets will be handled on a first-come, first-served basis.

Additional Information

For further information regarding the matters to be acted upon at the Annual Meeting, please carefully read the proxy materials. The Company makes proxy materials available to its stockholders on the Internet. You can access proxy materials and vote your shares as described in the Company’s previously filed proxy materials.

By order of the Board of Directors,

Anne G. Kelly

Senior Vice President and Secretary

New York, New York

May 25, 2021